Exhibit 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

I, George G. Usher, Chief Executive Officer of Polydex Pharmaceuticals Limited (the “Company”) do hereby certify that:

(1)           I have reviewed this quarterly report on Form 10–Q of the Company for the quarterly period ended July 31, 2003;

(2)           Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

(3)           Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this quarterly report;

(4)           The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a–14 and 15d–14) for the Company and we have:

(a)           designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report was being prepared;

(b)           evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)           disclosed in this report any change in the Company's internal control over functional reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the Company's internal control over financial reporting

(5)           The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting to the Company’s auditors and the audit committee of the Company’s board of directors:

(a)           all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and

(b)           any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Dated:  September 11, 2003

/s/ George G. Usher

Chief Executive Officer

Polydex Pharmaceuticals Limited